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                      METLIFE INVESTORS INSURANCE COMPANY
                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

            FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE
          INSURANCE POLICY AND FLEXIBLE PREMIUM SINGLE LIFE VARIABLE
                             LIFE INSURANCE POLICY
                                  (CLASS VL)

                      SUPPLEMENT DATED SEPTEMBER 14, 2006
                      TO THE PROSPECTUS DATED MAY 1, 2006

This supplement modifies certain information contained in the prospectus dated May 1, 2006 for Class VL flexible premium variable life insurance policies issued in California. You should read and retain this supplement.

The following paragraph replaces the corresponding paragraph on page 4 of the prospectus:

FREE LOOK. You may cancel the Policy within 20 days after you receive it. If you cancel the Policy within this period, you will be entitled to a refund of the Policy's Cash Value. If you are age 60 or older, you may elect on the Policy application to apply 100% of your initial Net Premium to the BlackRock Money Market Portfolio, in which event you would generally receive a refund of the premiums you paid, or you may elect to allocate your initial Net Premium to other investment options, in which event you would receive the Cash Value. In either event, you may cancel the Policy within 30 days after you receive it.

The following paragraph replaces the corresponding paragraph under ALLOCATION OF PREMIUM on page 18 of the prospectus:

When we issue you a Policy, we automatically allocate your initial Net Premium (and any other premium received during the free look period) to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers and currently, our practice is to require that a minimum percentage of 1% of Net Premium be allocated. This allocation is not subject to the transfer fee provision. If you are age 60 or older and allocate 100% of your initial Net Premium to the BlackRock Money Market Portfolio in order to obtain a refund of premiums should you cancel the Policy within the free look period, we will not automatically reallocate your Cash Value or your future premiums to the Investment Funds and/or the General Account at the end of the free look period. You must contact our Service Office in order to request a transfer.